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EXHIBIT 32.1

Union Carbide Corporation and Subsidiaries

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John R. Dearborn, President and Chief Executive Officer of Union Carbide Corporation (the "Corporation"), certify that:

1.
the Quarterly Report on Form 10-Q of the Corporation for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ JOHN R. DEARBORN John R. Dearborn President and Chief Executive Officer October 29, 2004

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  EXHIBIT 32.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002